Exhibit 99.1

Emerald Oil, Inc. Common Stock Delisted from NYSE MKT Exchange

DENVER, CO -- (Marketwired) -- 03/24/16 – Emerald Oil, Inc. (the “Company” or “Emerald”) (OTC Pink: EOXLQ)  announced today that the Company received notice from the NYSE MKT Exchange (the “NYSE MKT”) that the NYSE MKT has determined to commence proceedings to delist the common stock of the Company — ticker symbol EOX – from the NYSE MKT. Trading in the Company’s common stock was suspended at the market opening on March 23, 2016.

NYSE MKT has indicated that it will begin delisting proceedings pursuant to Section 1003(a)(iv) of the NYSE MKT Company Guide, citing the Company’s March 23, 2016 announcement of its voluntary Chapter 11 petitions in the U.S. Bankruptcy Court for the District of Delaware.

The Company has a right to a review of the NYSE MKT’s determination. The NYSE MKT will apply to the Securities and Exchange Commission (the “SEC”) to delist the common stock upon completion of all applicable procedures, including any appeal by the Company of the decision. The Company does not intend to appeal the determination and, therefore, it is expected the Company’s common stock will be delisted.

As a result of the delisting notice, the Company’s common stock is currently trading on the OTC Pink Sheets marketplace under the symbol EOXLQ. The Company can provide no assurance that its common stock will continue to trade on this market, whether broker-dealers will continue to agree to provide public quotes of the Company’s common stock on this market, whether the trading volume of the Company’s common stock will be sufficient to provide for an efficient trading market or whether quotes for the Company’s common stock will continue on this market in the future.

About Emerald Oil, Inc.

Emerald is an independent exploration and production operator that is focused on acquiring acreage and developing wells in the Williston Basin of North Dakota and Montana, targeting the Bakken and Three Forks shale oil formations and Pronghorn sand oil formation. Emerald is based in Denver, Colorado. More information about Emerald can be found at www.emeraldoil.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release may include “forward-looking statements” within the meaning of the U.S. Private Litigation Securities Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements include, but are not limited to forward-looking statements about acquisitions, divestitures and trades, potential strategic alliances, timing and payment of dividends, the availability of capital, and the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including the Company’s drilling program, production, hedging activities, capital expenditure levels and other guidance that may be included in this press release. These statements are based on certain assumptions made by the Company based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to the Company’s financial performance and results, availability of sufficient cash flow to execute its business plan, prices and demand for oil, natural gas and natural gas liquids, the ability to replace reserves and efficiently develop current reserves, the ability to access the capital markets and finance operations. See “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other public filings and press releases.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

CONTACT

Corporate Contact:

Mitch Ayer

VP of Finance and Investor Relations
Emerald Oil, Inc.
(303) 595-5600
info@emeraldoil.com
www.emeraldoil.com

Source: Emerald Oil, Inc.

Released March 24, 2016